Exhibit 99.2

Last Updated	8/2/2013

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2013 and 2012

		3 Months Ended June 30,			6 Months Ended June 30,
Line		2013	2012	Incr (Decr)	2013	2012	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY (Dollars in Millions)
1	Arizona Public Service	$142	$133	$9	$177	$136	$41
2	El Dorado	-	-	-	(1)	-	(1)
3	Parent Company	(3)	(2)	(1)	(4)	(5)	1

4	Income From Continuing Operations	139	131	8	172	131	41

	Income (Loss) From Discontinued Operations - Net of Tax
5	SunCor	-	-	-	-	(1)	1
6	Other	-	(1)	1	-	-	-
7	Total	-	(1)	1	-	(1)	1

8	Net Income	139	130	9	172	130	42

9	Less: Net Income (Loss) Attributable to Noncontrolling Interests	8	8	-	16	16	-

10	Net Income Attributable to Common Shareholders	$131	$122	$9	$156	$114	$42

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED
11	Arizona Public Service	$1.28	$1.20	$0.08	$1.59	$1.24	$0.35
12	El Dorado	-	-	-	(0.01)	-	(0.01)
13	Parent Company	(0.02)	(0.01)	(0.01)	(0.03)	(0.05)	0.02

14	Income From Continuing Operations	1.26	1.19	0.07	1.55	1.19	0.36

	Income (Loss) From Discontinued Operations - Net of Tax
15	SunCor	-	-	-	-	(0.01)	0.01
16	Other	-	(0.01)	0.01	-	-	-
17	Total	-	(0.01)	0.01	-	(0.01)	0.01

18	Net Income	1.26	1.18	0.08	1.55	1.18	0.37

19	Less: Net Income (Loss) Attributable to Noncontrolling Interests	0.08	0.07	0.01	0.15	0.14	0.01

20	Net Income Attributable to Common Shareholders	$1.18	$1.11	$0.07	$1.40	$1.04	$0.36

21	BOOK VALUE PER SHARE	$36.66	$34.49	$2.17	$36.66	$34.49	$2.17

	COMMON SHARES OUTSTANDING (Thousands)
22	Average - Diluted	110,932	110,359	573	110,843	110,183	660
23	End of Period	109,993	109,540	453	109,993	109,540	453

See Glossary of Terms.	Page 1 of 4

Last Updated	8/2/2013

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2013 and 2012

		3 Months Ended June 30,			6 Months Ended June 30,
Line		2013	2012	Incr (Decr)	2013	2012	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)
	Retail
24	Residential	$444	$418	$26	$752	$691	$61
25	Business	420	401	19	749	693	56
26	Total retail	864	819	45	1,501	1,384	117
	Wholesale revenue on delivered electricity
27	Traditional contracts	15	22	(7)	26	34	(8)
28	Off-system sales	17	16	1	39	36	3
29	Native load hedge liquidation	3	-	3	4	-	4
30	Transmission for others	8	7	1	15	13	2
31	Other miscellaneous services	8	14	(6)	16	31	(15)
32	Total wholesale	51	59	(8)	100	114	(14)
33	Total electric operating revenue	915	878	37	1,601	1,498	103

	ELECTRIC SALES (GWH)
	Retail sales
34	Residential	3,344	3,333	11	6,074	5,886	188
35	Business	3,877	3,923	(46)	7,148	7,112	36
36	Total retail	7,221	7,256	(35)	13,222	12,998	224
	Wholesale electricity delivered
37	Traditional contracts	213	334	(121)	343	497	(154)
38	Off-system sales	537	651	(114)	1,354	1,518	(164)
39	Retail load hedge management	20	50	(30)	19	80	(61)
40	Total wholesale	770	1,035	(265)	1,716	2,095	(379)
41	Total electric sales	7,991	8,291	(300)	14,938	15,093	(155)

See Glossary of Terms.	Page 2 of 4

Last Updated	8/2/2013

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2013 and 2012

		3 Months Ended June 30,			6 Months Ended June 30,
Line		2013	2012	Incr (Decr)	2013	2012	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
42	Residential	1,015,649	1,001,323	14,326	1,018,733	1,004,452	14,281
43	Business	127,993	127,209	784	127,944	126,921	1,023
44	Total retail	1,143,642	1,128,532	15,110	1,146,677	1,131,373	15,304
45	Wholesale customers	51	48	3	52	47	5
46	Total customers	1,143,693	1,128,580	15,113	1,146,729	1,131,420	15,309

47	Customer growth (% over prior year)	1.3%	0.9%	0.4%	1.4%	0.9%	0.5%

	RETAIL SALES (GWH) - WEATHER NORMALIZED
48	Residential	3,207	3,111	96	5,788	5,674	114
49	Business	3,820	3,849	(29)	7,044	7,055	(11)
50	Total	7,027	6,960	67	12,832	12,729	103

51	Retail sales (GWH) (% over prior year)	1.0%			0.8%

	RETAIL USAGE (KWh/Average Customer)
52	Residential	3,292	3,328	(36)	5,962	5,860	102
53	Business	30,287	30,836	(549)	55,866	56,033	(167)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)
54	Residential	3,158	3,107	51	5,681	5,649	32
55	Business	29,844	30,255	(411)	55,059	55,588	(529)

	ELECTRICITY DEMAND (MW)
56	Native load peak demand	6,931	6,750	181	6,931	6,750	181

	WEATHER INDICATORS - RESIDENTIAL
	Actual
57	Cooling degree-days	580	568	12	580	568	12
58	Heating degree-days	1	9	(8)	614	426	188
59	Average humidity	14%	15%	(1)%	14%	15%	(1)%

	10-Year Averages
60	Cooling degree-days	480	480	-	480	480	-
61	Heating degree-days	10	10	-	506	506	-
62	Average humidity	15%	15%	-	15%	15%	-

See Glossary of Terms.	Page 3 of 4

Last Updated	8/2/2013

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2013 and 2012

		3 Months Ended June 30,			6 Months Ended June 30,
Line		2013	2012	Incr (Decr)	2013	2012	Incr (Decr)

	ENERGY SOURCES (GWH)
	Generation production
63	Nuclear	2,246	2,336	(90)	4,702	4,696	6
64	Coal	2,903	2,376	527	5,656	4,948	708
65	Gas, oil and other	1,261	2,180	(919)	2,511	3,424	(913)
66	Total generation production	6,410	6,892	(482)	12,869	13,068	(199)
	Purchased power
67	Firm load	1,903	1,688	215	2,595	2,857	(262)
68	Marketing and trading	115	100	15	228	170	58
69	Total purchased power	2,018	1,788	230	2,823	3,027	(204)
70	Total energy sources	8,428	8,680	(252)	15,692	16,095	(403)

	POWER PLANT PERFORMANCE
	Capacity Factors
71	Nuclear	90%	93%	(3)%	94%	94%	-
72	Coal	77%	62%	15%	74%	65%	9%
73	Gas, oil and other	17%	29%	(12)%	17%	23%	(6)%
74	System average	46%	50%	(4)%	46%	47%	(1)%

	ECONOMIC INDICATORS
	Building Permits
75	Housing Permits - Metro Phoenix (a)	4,710	3,302	1,408	7,986	6,170	1,816

	Arizona Job Growth (b)
76	Payroll job growth (% over prior year)	1.9%	2.0%	(0.1)%	1.8%	2.0%	(0.2)%
77	Unemployment rate (%, seasonally adjusted)	7.9%	8.4%	(0.5)%	7.9%	8.4%	(0.5)%

Sources:
(a)	U.S. Census Bureau
(b)	Arizona Department of Economic Security

See Glossary of Terms.	Page 4 of 4